Exhibit 10.42

CONSENT AGREEMENT

(GSMS 2013-GCJ12; Loan No. 300460008)

THIS CONSENT AGREEMENT (the “Agreement”) is executed as of December 7, 2015 (the “Effective Date”), by and among DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2013-GCJ12 (“Lender”), having an address at c/o Wells Fargo Bank, National Association, Commercial Mortgage Servicing, MAC D 1086, 550 Tryon Street, 14th Floor, Charlotte, North Carolina 28202, Re: GSMS 2013-GCJ12; Loan No. 300460008 and 250 LIVINGSTON OWNER LLC, a Delaware limited liability company (“Borrower”), having an address at c/o Clipper Realty L.P., 4611 12th Avenue, Suite 1L, Brooklyn, New York, New York 11219. All capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the Loan Agreement (as hereinafter defined), as modified by the terms of this Agreement.

RECITALS

A.           Borrower is the current owner of fee title to that certain real property (“Land”) and the buildings and improvements thereon (“Improvements”), commonly known as “250 Livingston Street” located in the Borough of Brooklyn, County of Kings, State of New York, more particularly described in Exhibit A attached hereto and made a part hereof (the Land and the Improvements are hereinafter sometimes collectively referred to as the “Project”).

B.           Lender is the current owner and holder of a loan (“Loan”) in the original principal amount of $37,500,000.00 made pursuant to the terms of that certain Loan Agreement (the “Loan Agreement”) dated as of May 1, 2013, between Borrower and Citigroup Global Markets Realty Corp. (“Original Lender”), and is evidenced and/or secured by the Loan Documents described in the Loan Agreement some of which are also described on Exhibit B attached hereto, as all of the same have been or may be amended, restated, supplemented or otherwise modified from time to time (collectively referred to as the “Loan Documents”). The Loan is secured in part by the Project, which Project is described in and encumbered by the “Security Instrument” described on Exhibit B.

C.           Borrower requested Lender consent to the following actions (the “Requested Actions”): (i) the issuance of membership interests in Berkshire Equity LLC, a Delaware limited liability company (“Berkshire Equity”), the sole economic member of Borrower, to Clipper Realty L.P., a Delaware limited partnership (“New Indemnitor”), and (ii) the replacement of David Bistricer (“Current Indemnitor”) by New Indemnitor as the sole managing member of Berkshire Equity

D.           Certain of the Requested Actions are prohibited by the terms of the Loan Documents without first obtaining the written consent of Lender thereto.

E.           Lender has consented to the Requested Actions, pursuant and subject to the terms hereinafter set forth.

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NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE 1

BORROWER ACKNOWLEDGMENTS, WARRANTIES,

REPRESENTATIONS AND COVENANTS

As a material inducement to Lender to enter into this Agreement and to consent to the Requested Actions, Borrower acknowledges, represents and warrants to, and covenants and agrees with, Lender as follows:

1.1           Incorporation of Recitals. Each of the Recitals set forth above in this Agreement are true and correct and incorporated into this Agreement by reference.

1.2           Authority of Borrower. Borrower is a duly organized, validly existing limited liability company in good standing under the laws of the State of Delaware and is qualified to transact business in the State of New York. Berkshire Equity is the sole equity member of Borrower. David Bistricer is, and following the execution of this Agreement, Berkshire Equity will become, the managing member of Berkshire Equity. David Bistricer, as the President of Borrower, acting alone without the joinder of any member or manager of Borrower or any other party, has the power and authority to execute this Agreement on behalf of and to duly bind Borrower under this Agreement. The execution and delivery of, and performance under, this Agreement and the other documents listed on Exhibit C attached hereto (collectively, the “Consent Documents”) by Borrower have been duly and properly authorized pursuant to all requisite limited liability company action and will not (x) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or the articles of organization, certificate of formation, operating agreement, limited liability company agreement or any other organizational document of Borrower or (y) result in a material breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which Borrower is a party or by which the Project may be bound or affected.

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1.3           Loan Documents. The Loan Documents to which Borrower is a party constitute the valid and legally binding obligations of Borrower, enforceable against Borrower and the Project in accordance with their terms. This Agreement and the execution of other documents contemplated hereby do not constitute the creation of a new debt or the extinguishment of the debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which Borrower acknowledges to be valid and existing liens and security interests in the Project. Borrower agrees that the lien and security interests created by the Loan Documents continue to be in full force and effect, unaffected and unimpaired by this Agreement or by the Requested Actions and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged. As of the Effective Date, Borrower has no defenses, setoffs, claims, counterclaims or rights of defense, rights of setoff or counterclaim, whether legal, equitable or otherwise, to the obligations evidenced by or set forth in the Loan Agreement, the Security Instrument, the Note (as described on Exhibit B), or any of the other Loan Documents or causes of action of any kind or nature whatsoever against Lender, and Wells Fargo Bank, National Association (“Master Servicer”) and Rialto Capital Advisors, LLC (“Rialto”) and any and all other parties appointed and/or serving as servicers of the Loan (collectively, “Servicer”), all subsidiaries, parents and affiliates of Lender and Servicer and each of the foregoing parties’ predecessors in interest, and each and all of their respective past, present and future partners, members, certificateholders, officers, directors, employees, agents, contractors, representatives, participants and heirs and each and all of the successors and assigns of each of the foregoing (collectively, “Lender Parties”) with respect to (i) the Loan, (ii) the Note, (iii) the Security Instrument, (iv) any of the other Loan Documents, (v) the indebtedness secured by the Loan Documents (“Indebtedness”), and (vi) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan. To the extent Borrower would be deemed to have any such defenses, affirmative defenses, setoffs, claims, counterclaims, crossclaims or causes of action as of the Effective Date, Borrower knowingly waives and relinquishes them.

1.4           Affirmation of Obligations of Borrower. Borrower hereby affirms the existence and the validity of its obligations and the other provisions in the Security Instrument, the Loan Agreement, the Note and the other Loan Documents in accordance with their respective terms and conditions. Borrower further confirms that nothing in this Agreement nor the Requested Actions shall release, waive, lessen, compromise or otherwise affect its obligations under, and Borrower agrees to continue to abide by and be bound by all of the terms of the Loan Documents to which it is a party, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein. Borrower further agrees to pay, perform, and discharge each and every obligation of payment and performance under, pursuant to and as set forth in the Security Instrument, the Loan Agreement, the Note and the other Loan Documents at the time, in the manner and otherwise in all respects as therein provided.

1.5           Transfer of Interests. Except for the Requested Actions, no holder of a direct or indirect beneficial ownership interest in Borrower has assigned, transferred, pledged or otherwise disposed of all or any part of its beneficial ownership or economic interest in Borrower in a manner that would violate the requirements of Section 6.2 or any other applicable provision of the Loan Agreement or any of the other Loan Documents.

1.6           No Event of Default or Trigger Period. To the best of knowledge of Borrower, no event, fact or circumstance has occurred or failed to occur which constitutes, or with the lapse or passage of time, giving of notice or both, would constitute an Event of Default or a Trigger Period under the Loan Documents.

1.7           Condemnation. There are no pending or, to the best of knowledge of Borrower, threatened condemnation proceedings or annexation proceedings affecting the Project, nor any agreements to convey any portion of the Project, or any rights thereto to any person or entity, including, without limitation, any government or governmental agency.

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1.8           Liens.  Borrower has not received written notice, and has no actual knowledge of, any lien (statutory or otherwise), encumbrance, easement, restrictive covenant or any other encumbrance (each a “Lien”) encumbering all or any portion of the Project, other than unpaid taxes or assessments that are not yet due and payable, the Permitted Encumbrances and any matters reflected on any title commitment, title report or title endorsement delivered to and accepted in writing by Lender in connection with this Agreement. Lender’s execution of this Agreement shall not be deemed Lender’s acceptance in writing of any Lien not shown in Lender’s title insurance policy as of the date of this Agreement. Borrower has also not received written notice of a Lien or notice of intent to file a Lien against all or any portion of the Project that is prohibited under the Loan Documents.  Borrower has not filed or caused to be filed or conducted any acts or omitted to perform any obligations which would cause others to have the right to file a Lien against all or any portion of the Project. Borrower and Current Indemnitor, jointly and severally, agree to reimburse, indemnify and hold Lender Parties harmless from and against any and all liabilities, judgments, costs, claims, damages, penalties, expenses, losses or charges (including, but not limited to, all legal fees and court costs) (collectively, “Indemnification Costs”)” which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach of any of the representations or warranties made in this Section 1.8.

1.9           Financial Statements. The financial information regarding Borrower, New Indemnitor and the Project supplied by, or on behalf of, Borrower in connection with Borrower’s request for Lender consent to the Requested Actions (collectively, the “Financial Information”) were, in all material respects, true and correct on the dates of such items, and since such dates, no material adverse change in the financial condition of Borrower or the Project has occurred, and there is no pending or, to the best knowledge of Borrower, threatened litigation or proceedings of any kind which, if determined adversely to Borrower, New Indemnitor or the Project would reasonably likely to have a Material Adverse Effect on Borrower, New Indemnitor or the Project. Borrower acknowledges that the Financial Information has been provided to Lender to induce Lender to consent to the Requested Actions and to enter into this Agreement and any of the other Consent Documents to which it is a party and is being relied upon by Lender for such purposes.

1.10         Organization of Borrower. Neither Borrower nor any SPE Component Entity has modified any of its organizational documents since true and correct copies were delivered to Lender at Loan origination. The organizational chart attached hereto as Schedule 3.31 is a true and correct representation of Borrower’s ownership structure immediately following the consummation of the Requested Actions.

1.11         Legal Proceedings. There is no action, proceeding or investigation pending or, to the best knowledge of Borrower, threatened in writing which questions, directly or indirectly, the validity or enforceability of this Agreement, any of the other Consent Documents or any of the Loan Documents applicable to Borrower, or any action taken or to be taken pursuant hereto or thereto, in each case, which may have a Material Adverse Effect.

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1.12         Acknowledgement of Indebtedness. Borrower confirms that, and by its execution hereof, Lender confirms that, to its actual knowledge: (a) as of October 19, 2015, 2015, the outstanding principal balance of the Note was $35,913,625.52, and (b) and the following escrow and reserve balances are being held by Lender: (i) a tax escrow balance of $408,107.88; (ii) an insurance escrow balance of $261,705.61, (iii) a required violation removal reserve balance of $33,193.22, (iv) a leasing reserve balance of $643,037.73, (v) an office replacement reserve balance of $128,607.82, (vi) a residential replacement reserve balance of $16,326.25, and (vii) an immediate repair reserve balance of $41,336.87. In the event of any error in, or omission from, the foregoing, Lender shall not be prejudiced, limited, or estopped, in any way in its right to charge, collect and receive any and all monies lawfully due Lender under the Loan Documents. Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Note and the other Loan Documents, is a valid and existing indebtedness payable by Borrower to Lender.

1.13         Reserved.

1.14         Leases. The NYC EPA Lease and the NYC HRA Lease (collectively, the “Leases”) are the only Major Leases affecting the Project and are currently in full force and effect. Borrower has not been notified of any landlord default under any of the Leases; there are no leasing broker’s or finder’s commissions of any kind due or to become due with respect to the Leases or the Project; Borrower has not received any prepaid rents or given any concessions for free or reduced rent under the Leases and will not accept any prepaid rents for more than one month in advance. The tenant under the Leases is currently in possession of and is operating businesses from its leased premises.

1.15         Project Management. There is no Management Agreement affecting the Project..

1.16          Independent Director. There will be no change in the Independent Directors of Borrower in connection with the Requested Actions. Michelle A. Dreyer is and shall continue to be the Independent Director of Borrower.

1.17         Bankruptcy. None of Borrower or, to the best of knowledge of Borrower or New Indemnitor or any managers, members, affiliates or other entities which may be owned or controlled directly or indirectly by Borrower or New Indemnitor (collectively, the “Borrower Parties”), presently has any intent (a) to file any voluntary petition under any Chapter of the Bankruptcy Code, Title 11, U.S.C.A. (“Bankruptcy Code”), or in any manner to seek any proceeding for relief, protection, reorganization, liquidation, dissolution or similar relief for debtors (“Debtor Proceeding”) under any local, state, federal or other insolvency law or laws providing relief for debtors, (b) directly or indirectly to intentionally cause any involuntary petition under any Chapter of the Bankruptcy Code to be filed against Borrower, or (c) directly or indirectly to intentionally cause the Project or any portion or any interest of Borrower in the Project to become part of any bankrupt estate or the subject of any Debtor Proceeding.

1.18         Single Purpose Entity Status. The Requested Actions shall not result in any changes to the single purpose nature and bankruptcy remoteness of Borrower. Borrower has been and is in compliance in all material respects with the covenants set forth in Section 5.1 of the Loan Agreement. Borrower’s organizational documents have not been modified since the origination of the Loan, nor were they modified in connection with the Requested Actions other than to reflect the change in the ownership as described in the Requested Actions.

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1.19         Non-Consolidation Opinion. Borrower has conducted its business so that all of the assumptions made with respect to Borrower set forth in the non-consolidation opinion delivered in connection with the origination of the Loan (the “Original Non-Consolidation Opinion”) and in that certain bring-down non-consolidation opinion letter dated as of the Effective Date by Backenroth, Frankel & Krinsky, LLP (the “Bring Down Opinion”), in connection with the Requested Actions (the Original Non-Consolidation Opinion, as updated by the Bring Down Opinion, the “New Non-Consolidation Opinion”) are true and correct in all material respects. Further, all of the factual assumptions in the New Non-Consolidation Opinion are true and correct in all material respects relating to Borrower or any of the other Borrower Parties.

1.20         No Modification. Except as expressly provided herein, all of the terms, covenants and conditions of the Loan Documents shall continue in full force and effect unmodified notwithstanding the consummation of the Requested Actions.

1.21         Assets of Borrower. The only assets of Borrower are the Project, the remainder of the Property, the Leases and cash or cash equivalents and incidental personal property of the Project necessary for the operation of the Project.

1.22         Consents. Borrower has obtained, and provided Lender true and correct copies of, all consents to the Requested Actions required to be obtained by Borrower under any applicable agreement, instrument, document, law, rule, or regulation, or, no consents to the Requested Actions are required to be obtained by Borrower under any applicable agreement, instrument, document, law, rule, or regulation, including, but not limited to, the consent of the City of New York under the NYC EPA Lease or the NYC HRA Lease.

1.23          Inspections. None of Borrower Parties nor any other person on behalf of Borrower or any of Borrower Parties has obtained any written environmental assessment, property inspection or condition reports for all or any portion of the Project in connection with the Requested Actions.

1.24         OFAC List. Borrower Parties will not knowingly permit the transfer of any interests in Borrower Parties to any person or entity (or any beneficial owner of such entity) who is listed on the specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the “OFAC Lists”). Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Borrower shall promptly notify Lender if Borrower has knowledge that any of Borrower Parties is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower shall promptly notify Lender if Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Borrower further represents and warrants to Lender on behalf of itself and the other Borrower Parties that none of the Borrower Parties is currently listed on the OFAC Lists.

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1.25         Release and Covenant Not To Sue. Borrower, on behalf of itself and each of the other Borrower Parties, Current Indemnitor, and each of their respective successors and assigns, remise, release, acquit, satisfy and forever discharge Lender Parties from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, inactions, claims, demands and causes of action of any nature whatsoever, at law or in equity, known or unknown, either now accrued or subsequently maturing, which any of Borrower Parties may now have or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Agreement, arising out of or relating to (a) the Loan, (b) the Security Instrument, (c) the Loan Agreement, (c) the Note, (d) any of the other Loan Documents, (e) the Indebtedness, or (f) any other documents or instruments now or previously evidencing, securing or in any way relating to the Loan. Borrower, on behalf of itself and each of the other Borrower Parties, and each of their respective successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action, but excluding any claims or causes of action resulting from or in connection with this Agreement or the other Consent Documents.

1.26         Information.  All information provided to Servicer by any of Borrower Parties and/or Current Indemnitor, or any of their respective employees, officers, directors, partners, members, managers or representatives, in connection with or relating to (a) the Requested Actions, (b) this Agreement or the transactions contemplated hereby or (c) the Project, contains no untrue statement of material fact and does not omit a material fact necessary in order to make such information not misleading, and the provision of any such information by Lender or any Servicer,  including, but not limited to, Master Servicer or Rialto, to any rating agency is expressly consented to by Borrower Parties and will not infringe upon or violate any intellectual property rights of any party.  Borrower Parties, by their execution of this Agreement or the Joinder attached hereto, jointly and severally, agree to reimburse, indemnify and hold Lender Parties harmless from and against any and all Indemnification Costs, which may now or in the future be undertaken, suffered, paid, awarded, assessed or otherwise incurred as a result of or arising out of any breach or inaccuracy in any material respect of the foregoing representations and warranties or any fraudulent or tortious conduct of any Borrower Parties in connection with the Requested Actions, this Agreement or the transactions contemplated hereby, including the misrepresentation of financial data presented to Lender in connection herewith.

1.27         Insurance. There have been no changes to the insurance coverages, insureds, loss payees, additional insureds, certificateholders, deductibles or carriers since the last date such insurance was approved by Lender, other than the addition of Clipper Realty, Inc. as an additional insured.

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1.28       Immediate Repairs. Borrower has timely and fully completed the Immediate Repairs described in Section 8.1 of and Schedule 8.1 to the Loan Agreement, and has provided evidence of such completion to Lender.

1.29       Required Violation Removal Work. Borrower has caused the removal of each of the violations set forth in Schedule 4.2(a) to the Loan Agreement with respect to the Property and has provided evidence of such removal to Lender.

1.30       Reaffirmations. Borrower reaffirms, affirms and confirms the truth and accuracy of all representations and warranties set forth in the Loan Documents as if made on the Effective Date, in all material respects, except for such representations and warranties for matters which by their nature can no longer be true and correct as a result of the passage of time and those matters no longer true and correct as a result of actions or occurrences not expressly prohibited by the Loan Documents, and further agrees to continue to abide by all of the covenants set forth in the Loan Documents.

ARTICLE 2

ADDITIONAL PROVISIONS

2.1         Modification to Loan Documents. From and after the Effective Date, provided Borrower continues to own the Project and Sponsor directly or indirectly owns more than 50% of and controls Borrower, the Loan Documents shall be modified as follows.

(a)          Loan Agreement

(i)          The definition of the terms “Guarantor,” in Section 1.1 of the Loan Agreement is hereby revised to read as follows:

““Guarantor” shall mean collectively and jointly and severally David Bistricer, an individual, and Clipper Realty, L.P., a Delaware limited partnership.”

(ii)         The organizational chart attached as Schedule 3.31 to the Loan Agreement is hereby replaced with the organizational chart attached hereto as Schedule 3.31

(iii)        Section 6.3 of the Loan Agreement is hereby amended to read as follows:

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“Permitted Equity Transfers. Notwithstanding the restrictions contained in this Article 6, the following equity transfers shall be permitted without Lender’s consent: (a) a transfer (but not a pledge) by devise or descent or by operation of law upon the death of a Restricted Party or any member, partner or shareholder of a Restricted Party (provided that Lender shall receive written notice of such transfer within thirty (30) days following such transfer), (b) the transfer (but not the pledge), in one or a series of transactions, of the stock, partnership interests or membership interests (as the case may be) in a Restricted Party (provided that Lender shall receive not less than thirty (30) days prior written notice of such transfer), (c) the sale, transfer or issuance of limited partnership interests in Clipper Realty L.P. (provided, that, the foregoing provisions of this clause (c) shall not be deemed to waive, qualify or otherwise limit Borrower’s obligation to comply (or to cause the compliance with) the other covenants set forth herein and in the other Loan Documents (including, without limitation, the covenants contained herein relating to ERISA matters) and provided that Lender shall receive written notice of any transfer resulting in a transferee acquiring in one or a series of transfers 20% or more of the limited partnership interests in Clipper Realty L.P. within thirty (30) days following such transfer), (d) the sale, transfer or issuance of shares of common stock of Clipper Realty Inc. (provided, that, the foregoing provisions of this clause (d) shall not be deemed to waive, qualify or otherwise limit Borrower’s obligation to comply (or to cause the compliance with) the other covenants set forth herein and in the other Loan Documents (including, without limitation, the covenants contained herein relating to ERISA matters) and provided that Lender shall receive written notice of any transfer resulting in a transferee acquiring in one or a series of transfers 20% or more of the limited partnership interests in Clipper Realty Inc. within thirty (30) days following such transfer); or (e) the sale, transfer or issuance of shares of common stock in any Restricted Party that is a publicly traded entity, provided the shares of common stock of such Restricted Party are listed on the New York Stock Exchange or another nationally recognized stock exchange (provided, that, the foregoing provisions of this clause (e) shall not be deemed to waive, qualify or otherwise limit Borrower’s obligation to comply (or to cause the compliance with) the other covenants set forth herein and in the other Loan Documents (including, without limitation, the covenants contained herein relating to ERISA matters)); provided, further, that with respect to the transfers listed in clauses (a), (b), (c) and/or (d) above, (A) Clipper Realty Inc. shall continue to be the general partner of Clipper Realty L.P., (B) no such transfers shall result in a change in Control of Clipper Realty Inc., Clipper Realty L.P., Sponsor or Affiliated Manager; (C) after giving effect to such transfers, Sponsor shall (I) own at least a 51% direct or indirect equity ownership interest in each of Borrower and any SPE Component Entity; (II) Control Borrower and any SPE Component Entity and (III) control the day-to-day operation of the Property; (D) after giving effect to such transfers, Clipper Realty Inc. shall own at least a 16.5% direct or indirect equity ownership interest in Borrower; (E) after giving effect to such transfers, and in the event Borrower has entered into a Management Agreement, the Property shall continue to be managed by Manager or a New Manager approved in accordance with the applicable terms and conditions hereof; (F) in the case of the transfer of any direct equity ownership interests in Borrower or in any SPE Component Entity, such transfers shall be conditioned upon continued compliance with the relevant provisions of Article 5 hereof; (G) in the case of (1) the transfer of the management of the Property to a new Affiliated Manager in accordance with the applicable terms and conditions hereof, or (2) the transfer of any equity ownership interests (I) directly in Borrower or in any SPE Component Entity, or (II) in any Restricted Party whose sole asset is a direct or indirect equity ownership interest in Borrower or in any SPE Component Entity, such transfers shall be conditioned upon delivery to Lender of a New Non-Consolidation Opinion addressing such transfer; and (H) such transfers shall be conditioned upon Borrower’s ability to, after giving effect to the equity transfer in question (I) remake the representations contained herein relating to ERISA matters (and, upon Lender’s request, Borrower shall deliver to Lender an Officer’s Certificate containing such updated representations effective as of the date of the consummation of the applicable equity transfer) and (II) continue to comply with the covenants contained herein relating to ERISA matters. Upon request from Lender, Borrower shall promptly provide Lender a revised version of the organizational chart delivered to Lender in connection with the Loan reflecting any equity transfer consummated in accordance with this Section 6.3.”.

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2.2           Representations and Warranties. No representation or warranty of Borrower Parties made in this Agreement contains any untrue statement of material fact or intentionally omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made. Any breach by Borrower or by any of the other Borrower Parties of any of the representations, warranties or covenants set forth herein or in the Joinder hereto, after expiration of all applicable notice and cure periods, shall constitute an Event of Default under the Security Instrument, the Loan Agreement, the Note and the other Loan Documents.

2.3           Consent of Lender. Subject to the terms of this Agreement, Lender hereby consents to the Requested Actions. Each of Borrower Parties agrees that neither this Agreement nor Lender’s consent to the Requested Actions shall be deemed Lender’s consent or a waiver of Lender’s right to consent to any other action requiring Lender consent under the Loan Documents. Failure to obtain Lender’s consent prior to taking any such actions requiring Lender consent under the Loan Documents shall constitute a default under the Loan Documents. Neither this Agreement nor Lender’s consent to the Requested Actions shall constitute a modification of any of the terms or conditions of the Loan Documents, except as expressly set forth herein.

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2.4           Payment of Fees and Expenses. Simultaneously with or prior to the execution of this Agreement, Borrower shall pay to or shall have paid to Lender (a) a consent fee in the amount of $359,136.26, which is 1.0% of the outstanding principal balance of the Loan as of the Effective Date, and (b) an administration and processing fee equal to $150.00, each of which are fees for new consideration and are not interest charged in connection with the Loan. Borrower shall also pay at the time of execution of this Agreement the (i) legal fees and expenses of Lender’s counsel, Bilzin Sumberg Baena Price & Axelrod LLP, in connection with the preparation of this Agreement and the transactions contemplated in this Agreement and (ii) Rating Agency review fees and costs, if any, incurred by Lender and the legal fees and costs of any such Rating Agency’s counsel, if any.

2.5           Further Assurances. Each party hereto shall execute and deliver to the other party such agreements, instruments, documents, financing statements and other writings as may be reasonably requested from time to time by such other party to consummate the transactions contemplated by this Agreement

2.6           References to Loan Documents. All references to the term “Loan Documents” herein, including in the Joinders attached hereto, in the Loan Agreement, the Note, the Security Instrument and the other Loan Documents shall hereinafter mean and refer to: (i) the Loan Documents described therein, as may have been modified by the terms of this Agreement; (ii) this Agreement, including any Joinders attached hereto; and (iii) the Certificate of 250 Livingston Owner LLC dated as of August 3, 2015, issued to Lender in connection with the Clipper REIT Investment described therein.

ARTICLE 3

MISCELLANEOUS PROVISIONS

3.1           Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed to be modified hereby. Except as modified hereby, the Loan Documents shall remain unchanged and in full force and effect.

3.2           No Limitation of Remedies. No right, power or remedy conferred upon or reserved to or by Lender in this Agreement is intended to be exclusive of any other right, power or remedy conferred upon or reserved to or by Lender under this Agreement, the Loan Documents or at law, but each and every remedy shall be cumulative and concurrent, and shall be in addition to each and every other right, power and remedy given under this Agreement, the Loan Documents or now or subsequently existing at law.

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3.3           No Waivers. Except as otherwise expressly set forth in this Agreement, nothing contained in this Agreement shall constitute a waiver of any rights or remedies of any party under the Loan Documents or at law. No delay or failure on the part of any party hereto in the exercise of any right or remedy under this Agreement shall operate as a waiver, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action or forbearance by any party hereto contrary to the provisions of this Agreement shall be construed to constitute a waiver of any of the express provisions. Any party hereto may in writing expressly waive any of such party’s rights under this Agreement without invalidating this Agreement.

3.4           Successors or Assigns. Whenever any party is named or referred to in this Agreement, the heirs, executors, legal representatives, successors, successors-in-title and assigns of such party shall be included. All covenants and agreements in this Agreement shall bind and inure to the benefit of the heirs, executors, legal representatives, successors, successors-in-title and assigns of the parties, whether so expressed or not.

3.5           Construction of Agreement. Each party hereto acknowledges that it has participated in the negotiation of this Agreement and no provision shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated or drafted such provision. Each party has at all times had access to an attorney in the negotiation of the terms of and in the preparation and execution of this Agreement. Each party has had the opportunity to review and analyze this Agreement for a sufficient period of time prior to execution and delivery. No representations or warranties have been made by or on behalf of Lender, or relied upon by Borrower, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. No representations or warranties have been made by or on behalf of Borrower, or relied upon by Lender, pertaining to the subject matter of this Agreement, other than those set forth in this Agreement. All oral statements, representations and warranties, if any, are superseded and merged into this Agreement, which represents the final agreement of the parties with respect to the subject matter herein. All of the terms of this Agreement were negotiated at arm’s length, and this Agreement was prepared and executed without fraud, duress, undue influence or coercion of any kind exerted by any of the parties upon the others. The execution and delivery of this Agreement is the free and voluntary act of Borrower and Lender.

3.6           Invalid Provision to Affect No Others. If, from any circumstances whatsoever, fulfillment of any provision of this Agreement or any related transaction at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision operates or would prospectively operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be deemed deleted, as though not contained, and the remainder of this Agreement shall remain operative and in full force and effect.

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3.7           Notices. The Loan Documents are hereby modified to provide that any and all notices, elections, approvals, consents, demands, requests and responses (“Communications”) permitted or required to be given under this Agreement and the Loan Documents shall be given in the manner provided in the Loan Agreement, provided that any Communications, if given to Lender, must be addressed as follows, subject to change as provided above:

Deutsche Bank Trust Company Americas, as Trustee

c/o Wells Fargo Bank, National Association

Commercial Mortgage Servicing, MAC D 1086

550 Tryon Street, 14th Floor

Charlotte, North Carolina 28202

Attn: GSMS 2013-GCJ12, Asset Manager

Re: GSMS 2013-GCJ12; Loan No.: 300460008

With a copy to:

Rialto Capital Advisors, LLC

790 NW 107th Avenue, Suite 400

Miami, Florida 33172

Attn: Niral Shah, Director

Facsimile: (305) 485-2724

Re: GSMS 2013-GCJ12; Loan No.: 300460008

and, if given to Borrower, must be addressed as follows, notwithstanding any other address set forth in the Loan Documents to the contrary, subject to change as provided in the Loan Documents:

250 Livingston Owner LLC

c/o Berkshire Capital

4611 12th Avenue, Apt. 1L

Brooklyn, New York 11219

Attention: David Bistricer

Facsimile: (718) 435-3848

Telephone: (718) 438-2804

Email: DBistricer@clipperequity.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Robert W. Downes

Facsimile: (212) 291-9043

Telephone: (212) 558-4312

Email: downesr@sullcrom.com

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3.8           Governing Law. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State in which the Project is located.

3.9           Headings; Exhibits. The headings of the articles, sections and subsections of this Agreement are for the convenience of reference only, are not to be considered a part of this Agreement and shall not be used to construe, limit or otherwise affect this Agreement.

3.10         Modifications. The terms of this Agreement may not be changed, modified, waived, discharged or terminated orally, but only by an instrument or instruments in writing, signed by the party against whom the enforcement of the change, modification, waiver, discharge or termination is asserted.

3.11         Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

3.12         Current Indemnitor Joinder. It shall be a condition to Lender’s agreement to consent to the Requested Actions that Current Indemnitor execute and deliver to Lender, simultaneously with Borrower Parties’ execution hereof, the Joinder by and Agreement of Current Indemnitor attached hereto.

3.13         New Indemnitor Joinder. It shall be a condition to Lender’s agreement to consent to the Requested Actions that New Indemnitor execute and deliver to Lender, simultaneously with Borrower Parties’ execution hereof, the Joinder by and Agreement of New Indemnitor attached hereto.

3.14         WAIVER OF JURY TRIAL. BORROWER AND LENDER, BY ACCEPTANCE OF THIS AGREEMENT, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT. TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THIS AGREEMENT, THE LOAN AGREEMENT, THE NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER OR BORROWER.

[NO FURTHER TEXT APPEARS ON THIS PAGE; SIGNATURE PAGES FOLLOW]

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The parties have executed and delivered this Agreement as of the day and year first above written.

Witnesses:	LENDER:

DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2013-GCJ12

		By:	Rialto Capital Advisors, LLC, a Delaware limited liability company, as attorney-in-fact

/s/ Kim Schmuggerow			By:	/s/ Adam Singer
Print Name:	Kim Schmuggerow			Adam Singer

/s/ Illegible
Print Name:	Illegible

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 30th day of October, 2015, by Adam Singer, as Managing Director of Rialto Capital Advisors, LLC, a Delaware limited liability company, on behalf of the said limited liability company as attorney-in-fact for DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE ON BEHALF OF THE REGISTERED HOLDERS OF GS MORTGAGE SECURITIES CORPORATION II, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2013-GCJ12, on behalf of the Trust. He ✓ is personally known to me or _____ has produced a driver’s license as identification.

Aileen Y. Perez NOTARY PUBLIC STATE OF FLORIDA Comm# FF215384 Expires 3/30/2019	/s/ Aileen Perez
Notary Public, State of Florida
	Print Name:	Aileen Perez
My Commission Expires: 3/30/19

[AFFIX NOTARY STAMP ABOVE]

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Witnesses:	BORROWER:

250 LIVINGSTON OWNER LLC,
a Delaware limited liability company

/s/ Lawrence Kreider		By:	/s/ David Bistricer
Print Name:	Lawrence Kreider	Name:	David Bistricer
		Title:	President
/s/ Shoshana Yavneh
Print Name:	Shoshana Yavneh

State of New York )

County of _______ ) ss.:

On the 2 day of Dec in the year 2015 before me, the undersigned, personally appeared DAVID BISTRICER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Chaya Sara Beer
Signature and Office of individual
taking acknowledgment

CHAYA SARA BEER

Notary Public, State of New York

No. 24-4960111

Qualified in Kings County

Commission Expires Dec. 18, 2018

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EXHIBIT A

LEGAL DESCRIPTION

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ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Brooklyn, City of New York, County of Kings, State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of Livingston Street, which point is 142 feet 5 inches west of the corner formed by the southerly side of Livingston Street with the westerly side of Bond Street, 65 feet wide, as laid out on map entitled, “Map of Property in the 6th Ward of the City of Brooklyn belonging to the heirs of Johannes Debevoise, deceased, Brooklyn, April 1836, surveyed by Isaac T. Ludlam, C.S.”, and filed in the Kings County Register’s Office as Map No. 906;

RUNNING THENCE southerly parallel with Bond Street, 71 feet 3 inches;

THENCE easterly parallel with Schermerhorn Street, 49 feet 2 inches;

THENCE southerly at right angles to Schermerhorn Street, 95 feet 3 inches;

THENCE easterly parallel with Schermerhorn Street, 0 feet 5 inches;

THENCE southerly at right angles to Schermerhorn Street, 5 feet to the northerly side of Schermerhorn Street at a point which is distant 92 feet 6 inches from the corner formed by the northerly side of Schermerhorn Street with the westerly side of Bond Street, as laid out as aforesaid;

THENCE westerly along the northerly side of Schermerhorn Street, 197 feel 10 inches to a point which is distant 290 feel 4 inches from the corner formed by the intersection of the northerly side of Schermerhorn Street with the westerly side of Bond Street, as laid out as aforesaid;

THENCE northerly parallel with Bond Street 100 feet 9 inches;

THENCE easterly parallel with Schermerhorn Street 8 feet 4 inches;

THENCE northerly parallel with Bond Street 70 feet 9 inches to a point in the southerly side of Livingston Street, which point is distant 282 feet from the corner formed by the intersection of the southerly side of Livingston Street with the westerly side of Bond Street, as laid out as aforesaid; and

THENCE easterly along the southerly side of Livingston Street, 139 feet 7 inches to the point or place of BEGINNING.

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NOTE: Being District, Section, Block(s) I65, Lot(s) 22, Tax Map of the Borough of Brooklyn, County of Kings.

NOTE: Lot and Block shown for informational purposes only.

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EXHIBIT B

LOAN DOCUMENTS

1.          GAP Promissory Note dated May 1, 2013, in the original principal amount of $2,990,710.30 executed by Borrower in favor of Original Lender, endorsed to the order of Lender (the “GAP Note”).

2.          Consolidated, Amended and Restated Promissory Note dated May 1, 2013, in the principal amount of $ 37,500,000, executed by Borrower in favor of Original Lender, endorsed to the order of Lender (together with the GAP Note, the “Note”).

3.          GAP Mortgage and Security Agreement dated as of May 1, 2013, executed by Borrower in favor of Original Lender and recorded June 26, 2013 under CRFN 2013 000252301 with the King’s County Clerk/Register’s Office (the “Records”), as assigned to Lender (the “GAP Mortgage”)

4.          Consolidated Amended and Restated Mortgage and Security Agreement dated as of May 1, 2013, executed by Borrower in favor of Original Lender and recorded June 26, 2013 under CRFN 2013 000252302 with the Records, as assigned to Lender (together with the GAP Mortgage, the “Security Instrument”).

5.          Loan Agreement dated as of May 1, 2013, between Borrower and Original Lender, as assigned to Lender (the “Loan Agreement”).

6.          Assignment of Leases and Rents dated as of May 1, 2013, executed by Borrower in favor of Original Lender and recorded on June 26, 2013 under CRFN 2013 000252303

7.          Reserved.

8.          UCC Financing Statement reflecting Borrower, as debtor, and Original Lender, as secured party and filed with the Secretary of State of Delaware under File No. 2013 1678920, as amended and/or assigned.

9.          Limited Recourse Guaranty dated May 1, 2013 executed by Current Indemnitor in favor of Original Lender, as assigned to Lender (the “Guaranty”).

10.         Environmental Indemnity Agreement dated as of May 1, 2013, executed by Borrower and Current Indemnitor in favor of Original Lender, as assigned to Lender (the “Environmental Indemnity”).

11.         Deposit Account Control Agreement dated as of May 1, 2013, executed by Borrower, Original Lender and PNC Bank, National Association, as assigned to Lender.

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SCHEDULE 3.31

BORROWER’S POST REQUESTED ACTIONS ORGANIZATIONAL CHART

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JOINDER BY AND AGREEMENT OF CURRENT INDEMNITOR

The undersigned, DAVID BISTRICER (“Current Indemnitor”), being the Current Indemnitor referred to in the Consent Agreement (the “Consent Agreement”) to which this Joinder by and Agreement of Current Indemnitor (the “Current Indemnitor Joinder”) is attached, hereby joins in the execution of the Consent Agreement to reaffirm his obligations under the Guaranty and the Environmental Indemnity, and to represent and warrant to, and acknowledge and agrees with, Lender the following:

1.          Defined Terms. All capitalized terms used in this Current Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Consent Agreement.

2.          Reaffirmation of Guaranty and Environmental Indemnity. The Guaranty and the Environmental Indemnity constitute the valid, legally binding obligation of Current Indemnitor, enforceable against Current Indemnitor in accordance with their terms. By Current Indemnitor’s execution hereof, Current Indemnitor waives and releases any and all defenses, affirmative defenses (other than payment or performance in full), setoffs, claims, counterclaims and causes of action of any kind or nature which Current Indemnitor has asserted, or might assert, against any of Lender Parties which in any way relate to or arise out of the Guaranty, the Environmental Indemnity or any of the other Loan Documents.

3.          Agreements of Current Indemnitor. Current Indemnitor consents to the execution and delivery of the Consent Agreement by Borrower and agrees and acknowledges that the liability of Current Indemnitor under the Guaranty and the Environmental Indemnity shall not be diminished in any way by the execution and delivery of the Consent Agreement or by the consummation of any of the transactions contemplated therein, including but not limited to the Requested Actions.

4.          Confirmation of Representations and Covenants. By his execution hereof, Current Indemnitor confirms the representations and warranties and agrees to the covenants regarding Current Indemnitor set forth in the Consent Agreement, including, but not limited to, the obligation to pay the Indemnification Costs under Sections 1.8 and 1.26 of the Consent Agreement.

5.          Authority Representations by the Current Indemnitor. The execution and delivery of, and performance under, this Current Indemnitor Joinder by Current Indemnitor will not (a) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to any Current Indemnitor or (b) result in a breach of or constitute or cause a default under any indenture, agreement, lease or instrument to which any Current Indemnitor is a party or by which the Project may be bound or affected.

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6.          Governing Law. This Current Indemnitor Joinder shall be governed, interpreted, construed and enforced in accordance with the laws of the State of New York.

The undersigned Current Indemnitor has executed and delivered this Current Indemnitor Joinder to be effective as of the date of the Consent Agreement.

CURRENT INDEMNITOR:

/s/ Lawrence Kreider		/s/ David Bistricer
Print Name:	Lawrence Kreider	DAVID BISTRICER

/s/ Shoshana Yavneh
Print Name:	Shoshana Yavneh

State of New York )

County of_____) ss.:

On the 2 day of Dec in the year 2015 before me, the undersigned, personally appeared DAVID BISTRICER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Chaya Sara Beer
Signature and Office of individual
taking acknowledgment

CHAYA SARA BEER

Notary Public, State of New York

No. 24-4960111

Qualified in Kings County

Commission Expires Dec. 18, 2018

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JOINDER BY AND AGREEMENT OF NEW INDEMNITOR

The undersigned, CLIPPER REALTY L.P., a Delaware limited liability company (“New Indemnitor”), being the New Indemnitor referred to in the Consent Agreement (the “Consent Agreement”) to which this Joinder by and Agreement of New Indemnitor (the “New Indemnitor Joinder”) is attached, hereby joins in the execution of the Consent Agreement to assume, on a joint and several basis with Current Indemnitor, all of Current Indemnitor’s obligations under the Guaranty and the Environmental Indemnity, and to represent and warrant to, and acknowledge and agrees with, Lender the following:

1.          Defined Terms. All capitalized terms used in this New Indemnitor Joinder, unless defined herein, shall have the meanings given such terms in the Consent Agreement or the Current Indemnitor Joinder attached thereto.

2.          Benefit to New Indemnitor. New Indemnitor owns a direct and/or indirect interest in Borrower as a result of the Requested Actions and has received substantial benefit from Lender’s consent to the Requested Actions.

3.          Assumption by New Indemnitor of Guaranty. New Indemnitor hereby assumes and agrees, on a joint and several basis with Current Indemnitor, to be liable and responsible for and bound by all of Current Indemnitor’s obligations, agreements and liabilities under the Guaranty, as amended hereby, including but not limited to the jury waiver and other waivers set forth therein, as fully and completely as if New Indemnitor had originally executed and delivered such Guaranty, as amended hereby, as the guarantor/indemnitor thereunder. New Indemnitor further agrees to pay, perform and discharge each and every obligation of payment and performance of Current Indemnitor under, pursuant to and as set forth in the Guaranty, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. From and after the Effective Date, the Guaranty is amended to provide that all references to the term “Guarantor” used in the Guaranty shall mean and refer to New Indemnitor.

4.          Assumption by New Indemnitor of Environmental Indemnity.  New Indemnitor hereby assumes and agrees, on a joint and several basis with Current Indemnitor, to be liable and responsible for and bound by all of the Current Indemnitor’s obligations, agreements and liabilities, including but not limited to the jury waiver and other waivers set forth therein, under the Environmental Indemnity as fully and completely as if New Indemnitor had signed such Environmental Indemnity, as amended hereby, as the indemnitor/guarantor thereunder, including without limitation, all of those obligations, agreements and liabilities which would have been the obligations, agreements and liabilities of Current Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued and without regard to Current Indemnitor’s responsibility therefore, if any. New Indemnitor further agrees to pay, perform, and discharge each and every obligation of payment and performance of any guarantor/indemnitor under, pursuant to and as set forth in the Environmental Indemnity, as amended hereby, at the time, in the manner and otherwise in all respects as therein provided. The liability of New Indemnitor under this paragraph shall be joint and several with that of each other and with that of Borrower.

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5.          Confirmation of Representations and Covenants. By its execution hereof, New Indemnitor confirms the representations and warranties and agrees to the covenants regarding New Indemnitor set forth in the Consent Agreement, including, but not limited to, the obligation to pay the Indemnification Costs under Section 1.8 of the Consent Agreement.

6.          Notices to New Indemnitor. From and after the date of completion of the Requested Actions, Lender shall deliver any notices to New Indemnitor which are required to be delivered pursuant to the Guaranty and/or the Environmental Indemnity, or are otherwise delivered by the Lender thereunder at Lender’s sole discretion, to the New Indemnitor at the following address:

Clipper Realty, L.P.

c/o Clipper Realty, Inc.

4611 12th Avenue, Apt. 1L

Brooklyn, New York 11219

Attention: David Bistricer

Facsimile: (718) 435-3848

Telephone: (718) 438-2804

Email: DBistricer@clippereauitv.com

With a copy to:

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: Robert W. Downes

Facsimile: (212) 291-9043

Telephone: (212) 558-4312

Email: downesr@sullcrom.com

7.          All notices to be sent by New Indemnitor to Lender under the Guaranty and/or the Environmental indemnity shall be sent to Lender in the manner set forth in and at the address shown in Section 3.7 of the Agreement to which this New Indemnitor Joinder is attached

8.          Governing Law. This New Indemnitor Joinder shall be governed, interpreted, construed and enforced in accordance with the laws of the State of New York.

[SIGNATURE ON FOLLOWING PAGE]

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The undersigned New Indemnitor has executed and delivered this New Indemnitor Joinder to be effective as of the date of the Consent Agreement

NEW INDEMNITOR:

CLIPPER REALTY L.P., a Delaware limited liability company

		By:	Clipper Realty Inc., a Maryland corporation, its General Partner

/s/ Lawrence Kreider			By:	/s/ David Bistricer
Print Name:	Lawrence Kreider		Name:
Title:
/s/ Shoshana Yavneh
Print Name:	Shoshana Yavneh

State of New York )

County of________) ss.:

On the 2 day of Dec in the year 2015 before me, the undersigned, personally appeared David Bistricer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Chaya Sara Beer
Signature and Office of individual
Taking acknowledgment

CHAYA SARA BEER
Notary Public, State of New York
No. 24-4960111
Qualified in Kings County
Commission Expires Dec. 18, 2018